UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report

September 6, 2005

(Date of earliest event reported)

SPACEHAB, Incorporated

(Exact name of registrant as specified in its charter)

Washington	0-27206	91-1273737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

12130 State Highway 3, Building 1

Webster, Texas 77598

(Address of principal executive offices, including zip code)

(713) 558-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information

Item 2.02. Results of Operations and Financial Condition

The following information, including the press release attached as exhibit 99.1, is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition,” not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On September 6, 2005, SPACEHAB, Incorporated issued the press release attached as Exhibit 99.1 providing information regarding the company’s operating results for the three months period ending June 30, 2005 and the fiscal year ended June 30, 2005 and announcing that the company will have a conference call regarding its financial results on September 6, 2005.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Title of Document
99.1	Press release dated September 6, 2005 providing information regarding SPACEHAB, Incorporated’s operating results for the three months period ending June 30, 2005 and the fiscal year ended June 30, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACEHAB, Incorporated

September 6, 2005	By:	/s/ Nicholas G. Morgan
Nicholas G. Morgan
Vice President, Controller and Chief Accounting Officer

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Exhibit Index

Exhibit Number	Title of Document
99.1	Press release dated September 6, 2005 providing information regarding SPACEHAB, Incorporated’s operating results for the three months period ending June 30, 2005 and the fiscal year ended June 30, 2005.

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